UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019
 CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Approval of Clean Harbors, Inc. 2019 CEO Annual Incentive Bonus Plan

As described more fully in Item 5.07 of this report, the shareholders of Clean Harbors, Inc. (the “Company”), at the Company’s annual meeting of shareholders held on June 5, 2019 (the “2019 Annual Meeting”), approved the Clean Harbors, Inc. 2019 CEO Annual Incentive Bonus Plan (the “CEO Annual Incentive Bonus Plan”). The purposes of the CEO Annual Incentive Bonus Plan are to (i) provide an incentive each year for performance of the Company's Chief Executive Officer (the “CEO”) by making a significant percentage of the CEO's total cash compensation dependent upon the level of the Company's performance attained for the year and (ii) establish in advance certain terms and procedures which will be applicable to the calculation and payment of bonuses under the CEO Annual Incentive Bonus Plan.

Upon approval by the Company’s shareholders, the CEO Annual Incentive Bonus Plan became effective as of January 1, 2019 and will remain in effect through payment of the bonus (if any) to the CEO for the year ending December 31, 2023, unless the CEO Annual Incentive Bonus Plan is earlier terminated by the Board or the Board’s Compensation Committee (the “Committee”). The Board or the Committee may amend, suspend or terminate the CEO Annual Incentive Bonus Plan at any time. The CEO Annual Incentive Bonus Plan succeeded and replaced the Company's 2014 Annual CEO Incentive Plan (the “Prior CEO Annual Incentive Bonus Plan”). The Prior CEO Annual Incentive Bonus Plan was, with certain amendments thereto, approved by the shareholders at the 2013 annual meeting and amended at the 2014 and 2017 annual meetings, and CEO bonuses were calculated and paid thereunder for each of the five fiscal years ended on or prior to December 31, 2018. The Prior CEO Annual Incentive Bonus Plan terminated in accordance with its terms after the calculation and payment of the CEO bonus for the year ended December 31, 2018.

Under the CEO Annual Incentive Bonus Plan, the CEO's potential annual incentive bonus will be calculated based on the Company meeting certain Performance Criteria selected by the Committee for each year the Plan is in effect. Those Performance Criteria may be based on one or more of the following: the Company's consolidated revenues, “Adjusted EBITDA” as described in the Company's credit agreement or reports then being filed by the Company with the Securities and Exchange Commission, ratio of Adjusted EBITDA to consolidated revenues (“Adjusted EBITDA Margin”), earnings per share, return on total assets (excluding excess cash), return on long-term assets, return on invested capital, return on shareholders' equity, health, safety and compliance statistics (“HS&C Compliance”), cash flow from operations and “Free Cash Flow” (namely, cash flow from operations (with certain adjustments), less capital expenditures (net of disposals),cost reductions, days of sales outstanding (“DSO”) (based upon the time of payment of the Company's outstanding billings), hiring of key executive officers, succession planning, financing or refinancing results, or implementation or expansion of a new line of business or program.

Such Performance Criteria may be based on an absolute performance under such measure or measures for the year and/or upon a comparison of such performance with the performance in a prior period or the performance of a peer group of companies. Furthermore, while the Performance Criteria will be based on one or more of the amounts described above, the Committee may adjust any such amounts reported in the Company's financial statements to the extent the Committee determines such adjustments are appropriate to deal with matters (such as, for example, the impact on reported earnings of changes in foreign currency conversion ratios) over which the CEO has no control.

On or before the 90th day of each year, the Committee will determine the Performance Criteria for such year and the respective amounts of bonus which can become potentially payable at each of a Threshold and Maximum level of achievement for each such Performance Criteria. If the Committee establishes Threshold and Maximum levels of achievement for any Performance Criteria, the Committee shall also determine how the amount of the potential bonus associated with such Performance Criteria shall be calculated if the actual level of achievement relating to such Performance Criteria during any year is between such Threshold and Maximum levels. The Performance Criteria and the related levels of achievement, as established by the Committee, must be objective such that a third party having knowledge of the relevant facts could determine (1) whether or not the Performance

Criteria at each level have been achieved and (2) the total dollar amount of the bonus for each year which has become potentially payable based on such performance. Once the Committee has established for any year the Performance Criteria and the related Threshold and Maximum levels of achievement, the Committee may thereafter change those Performance Criteria or levels for that year only if and to the extent the Committee determines such a change is in the best interests of the Company’s shareholders in order to either (i) reflect extraordinary events (such as, without limitation, a material acquisition or divestiture or changes in accounting methods as determined under generally accepted accounting principles) which affect the calculation of such Performance Criteria or levels and which become effective during such year or (ii) respond to input received from the Company’s shareholders.

Within 75 days following the end of each year, the Committee will determine and certify in writing to the full Board whether or not each of the Performance Criteria has been satisfied and, if so, at what level, and the amount, if any, of the total bonus potentially payable to the CEO. The Committee may decrease, but may not increase, the amount of the potential bonus for each Performance Criteria as calculated pursuant to the terms originally established by the Committee. The amount of the bonus, as certified by the Committee, will be payable to the CEO on or before March 15 of the year following the award year. However, all bonuses paid to the CEO under the CEO Annual Incentive Bonus Plan shall be subject to potential subsequent repayment by the CEO to the extent, if any, required by any clawback or similar policy adopted by the Board or the Committee from time to time.

A copy of the CEO Annual Incentive Bonus Plan is attached as Appendix A to the Company’s proxy statement for the 2019 Annual Meeting, as filed with the Securities and Exchange Commission on April 24, 2019 (the “2019 Proxy Statement”), and that Plan is further described in the 2019 Proxy Statement under the heading “Approval of 2019 CEO Annual Incentive Bonus Plan” commencing on page 38. That copy of the Plan and such description are incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on Wednesday, June 5, 2019, at which the following matters were submitted to a vote of the shareholders. Each of the matters was described in the Company’s 2019 Proxy Statement. The votes as to each such matter were as follows:

(1)     Votes regarding the election of the persons named below as Class III directors for a term expiring in 2022:

	For	Withheld	Broker Non-Votes
Andrea Robertson	48,000,565	1,410,366	1,756,206
Lauren C. States	49,004,694	406,237	1,756,206
(2)     Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
48,051,402	1,309,376	50,153	1,756,206

(3)     Vote to approve the Company's 2019 CEO Annual Incentive Bonus Plan.

For	Against	Abstain	Broker Non-Votes
48,003,912	1,380,923	26,096	1,756,206

(4)     Vote to ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
50,714,951	435,194	16,992	-0-

Item 9.01.    Financial Statements and Exhibits.

 (d) Exhibits

	Description	Location
10.57	Clean Harbors, Inc. 2019 CEO Annual Incentive Bonus Plan	Incorporated by reference to Appendix A to the Company’s definitive proxy statement for its 2019 annual meeting of shareholders filed on April 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

June 6, 2019	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer

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